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EXHIBIT 99.1

                           ALLIS-CHALMERS CORPORATION

          NOTICE OF CONSENT IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
                              TO THE STOCKHOLDERS:

Notice is hereby given to you as stockholders of record of Allis-Chalmers Corporation (the "Company") as of June 21, 2004 that a Written Consent in Lieu of a Special Meeting of Stockholders has been executed with an effective date of July 15, 2004 (the "Written Consent"). As explained in the enclosed Information Statement, holders of more than 80% of the Company's common stock have executed the Written Consent, which authorizes the Company to effect a private placement of its common stock in an amount up to $15 million.

The Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding a meeting or of soliciting proxies or consents from additional stockholders in connection with the action. Based on the foregoing, our Board of Directors has determined not to call a Special Meeting of Stockholders.

Stockholders of record of the Company's common stock at the close of business on June 21, 2004 have received this Notice of Consent in Lieu of Special Meeting of Stockholders.

BY ORDER OF OUR BOARD OF DIRECTORS
MUNAWAR H. HIDAYATALLAH,
CHAIRMAN OF THE BOARD OF DIRECTORS AND
CHIEF EXECUTIVE OFFICER
June 24, 2004

                           ALLIS-CHALMERS CORPORATION

                             7660 WOODWAY, SUITE 200
                              HOUSTON, TEXAS 77063

                              INFORMATION STATEMENT
                              ---------------------
                               GENERAL INFORMATION
                               -------------------
                            YOUR VOTE IS NOT REQUIRED
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

Allis-Chalmers Corporation, a Delaware corporation (the "Company"), furnishes this Information Statement to the holders of record of the Company's common stock, par value $0.01 per share on June 21, 2004 (the "Record Date"). As of the Record Date, there were approximately 6,278,756 shares of common stock outstanding. Each share of common stock is entitled to one vote per share on the approval of the issuance of common stock in a proposed private placement of common stock. This Information Statement is being mailed to stockholders on or about June 24, 2004.

Holders of more than 80% of the outstanding common stock have executed a Written Consent in Lieu of Special Meeting (the "Written Consent"), with an effective date of July 15, 2004, approving the issuance of common stock in a proposed private placement of common stock. No other action was authorized by the Written Consent. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of the Company's common stock who are entitled to vote on, authorize or consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions to be approved pursuant to the Written Consent for purposes of Section 228(c) of the Delaware General Corporation Law.

Because holders of more than 80% of the Company's outstanding common stock have executed the Written Consent, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Delaware law and our Certificate of Incorporation, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company. Delaware statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board of Directors has determined not to call a special meeting of stockholders to consider the matters approved by the Written Consent. Our Board of Directors believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding a meeting or of soliciting proxies or consents from additional stockholders in connection with these actions.

We have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this Information Statement so that such record holders can supply this Information Statement to beneficial owners as the Record Date. We will bear all expenses incurred in connection with the distribution of this Information Statement. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

                              PROPOSAL: APPROVAL OF
                        PRIVATE PLACEMENT OF COMMON STOCK

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to raise up to $15 million through a private placement (the "Private Placement") of shares of our common stock. On June __, 2004, the Company's common stock was listed on the American Stock Exchange ("AMEX"). Amex Company Guide Section 713 requires that the Company obtain stockholder approval of any transaction involving the issuance of shares constituting 20% or more of the presently issued and outstanding shares of common stock if such shares are sold in a private transaction for less than the greater of book or market value of the common stock. Because the Private Placement may require approval under AMEX Company Guide Section 713, the Company sought and obtained the written consent of its largest shareholders to the terms of the transaction. While the terms of the Private Placement have not been determined, holders of more than 80% of the outstanding common stock have executed the Written Consent, which authorizes the issuance of common stock on the terms described below.

                                        1



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TERMS OF THE WRITTEN CONSENT. The Written Consent allows the Board of Directors of the Company to determine the terms of the Private Placement, provided that:

o The total amount raised shall not exceed $15 million
o The securities offered shall consist solely of common stock
o The transaction shall be exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D of the Securities and Exchange Commission
o The minimum offering price per share shall be at least $3.25 per share
o The number of shares to be issued shall not exceed 4,615,385 shares
o The Private Placement shall be consummated no later than 90 days following the effective date of the Written Consent.

While the terms and conditions of the Private Placement have not been negotiated nor buyers identified, it is anticipated that the Private Placement will be structured as what is known as a "private investment in public equity" or "PIPE" offering, in which the Company will issue shares pursuant to an exemption from the Securities Act of 1933, and will agree to register the common stock under the Securities Act of 1933 to allow investors to resell the common stock in public markets. It is expected the Company will pay a commission of 7% of the gross offering price to broker-dealers who act as placement agents for the Company. The minimum offering price per share and other requirements have been approved by stockholders in accordance with the policies of the American Stock Exchange and the Company believes that the actual price at which the common stock will be sold will be in excess of $3.25 per share (though there can be no assurance of such fact). As of June 21, 2004, the last sale price of the common stock on the American Stock Exchange was $___. As of March 31, 2004, the book value of the common stock was $1.35 (after giving effect to a one to five reverse stock split effected on June 10, 2004).

There can be no assurance that the Company will complete the Private Placement, or if any such transaction is completed, it will be in the form, amount or timing that is currently contemplated. However, any offering which requires stockholder approval pursuant to Section 713 of the AMEX Company Guide must be on terms consistent with the Written Consent -- otherwise, additional Stockholder approval will be required.

USE OF PROCEEDS. The Company will use the net proceeds of the offering to reduce debt, for acquisitions, and for general corporate purposes. While the Company is in discussions with potential acquisition candidates, as of this date, the Company has not entered into any agreement or made any firm offers with respect to any acquisition candidate.

ANTICIPATED EFFECT OF THE ISSUANCE OF COMMON STOCK IN THE PRIVATE PLACEMENT. The issuance of additional shares of common stock in the Private Placement will dilute all existing holders of our common stock. The number of shares to be issued pursuant to the Written Consent will depend upon the sales price. If the Company were to sell common stock with an aggregate offering price of $15 million at $3.25 per share, 4,615,385 shares would be issued. The following table demonstrates the dilution of the Company's shares resulting from such an offering.


DILUTIVE EFFECT ON VOTING POWER

Shares of common stock outstanding as of June 21, 2004                     6,278,756
Shares of common stock issued in Private Placement                         4,615,385
--------------------------------------------------------------------      -----------
Pro-Forma shares of common stock outstanding after Private Placement      10,894,141


EFFECT ON MARKET PRICE. The Company anticipates that it will register under the Securities Act of 1933 the resale of the shares issued in the private placement, making them eligible for sale in the public markets. The Company anticipates that broader ownership of the common stock will have a positive effect on the market price of that Common Stock. However, this may not be the case and the availability of these shares for sale on the public markets could depress the market price of the common stock.

DESCRIPTION OF COMMON STOCK. We are authorized to issue up to 20 million shares of common stock, par value $0.01. As of June 21, 2004, there were approximately 6,278,756 shares of common stock outstanding. Stockholders of common stock are entitled to one vote per share on all matters to be voted upon by stockholders and have no preemptive, subscription or conversion rights.

NO APPRAISAL / DISSENTER'S RIGHTS. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to this proposal and we will not independently provide our stockholders with any such right.

REGISTRATION UNDER SECURITIES ACT OF 1933. This Information Statement shall not be deemed to be an offer of any securities. The common stock to be issued in the Private Placement has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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                               SECURITY OWNERSHIP
                                       OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 21, 2004, calculated in accordance with the rules of the Securities and Exchange Commission, by (i) all persons known to beneficially own five percent or more of the our common stock,
(ii) each director, and (iii) all current directors and executive officers as a group. IT SHOULD BE NOTED THAT, IN ACCORDANCE WITH THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE NUMBER AND PERCENTAGE OF SHARES INDICATED AS BENEFICIALLY OWNED IN COLUMNS (A) AND (B) THE TABLE BELOW INCLUDES SHARES THAT MAY BE OBTAINED UPON THE EXERCISE OF OUTSTANDING WARRANTS AND OPTIONS OWNED BY THE PERSONS SET FORTH BELOW AND THUS EXCEEDS THE NUMBER OF SHARES CURRENTLY OUTSTANDING. THE NUMBER AND PERCENTAGE OF SHARES SHOWN IN COLUMNS (C) AND (D) SHOW THE NUMBER AND PERCENTAGE OF SHARES THAT WOULD BE BENEFICIALLY OWNED IF ALL OUTSTANDING WARRANTS AND OPTIONS WERE EXERCISED, IN WHICH CASE THE COMPANY WOULD HAVE OUTSTANDING 9,939,954 SHARES OF COMMON STOCK.

                                               (A)
                                                                                                  (B)
                                                                                                  (C)
                                                                                                  (D)
                                                                                                  Number
                                                                                                  Percentage
                                                                                                of Shares              of Shares
                                             Number of                                            Owned                  Owned
                                              Shares                    Beneficial                 on a                   on a
                                           Beneficially                  Ownership             Fully-Diluted         Fully-Diluted
             Name                              Owned                    Percentage                 Basis                 Basis
----------------------------         --------------------         ------------------         -------------------    ----------------
Energy Spectrum (1)                          7,600,874                     86.4%                  8,064,074                 88.0%
Munawar H. Hidayatallah  (2)                 7,600,874                     86.4%                  8,064,074                 88.0%
Colebrooke Investments, Inc.  (3)              615,000                      9.8%                    615,000                  5.4%
Robert E. Nederlander (4)                    7,600,874                     86.4%                  8,064,074                 88.0%
Leonard Toboroff  (5)                        7,600,874                     86.4%                  8,064,074                 88.0%
Saeed Sheikh (6)                             7,600,874                     86.4%                  8,064,074                 88.0%
James W. Spann (1)                           7,600,874                     86.4%                  8,064,074                 88.0%
Christina Woods (1)                          7,600,874                     86.4%                  8,064,074                 88.0%
Thomas O. Whitener, Jr. (1)                  7,600,874                     86.4%                  8,064,074                 88.0%
David Groshoff (7)                             121,020                      1.9%                    121,020                  1.0%
Jens H. Mortensen, Jr. (8)                   7,600,874                     86.4%                  8,064,074                 88.0%
Chris Engel (9)                              7,600,874                     86.4%                  8,064,074                 88.0%
Donald Engel (10)                            7,600,874                     86.4%                  8,064,074                 88.0%
Engel Defined Benefit Plan (11)              7,600,874                     86.4%                  8,064,074                 88.0%
John E. McConnaughy, Jr.                             0                        *                           0                    *
David Wilde (12)                                33,333                        *                     100,000                    *
Todd C. Seward (13)                             10,000                        *                      30,000                    *

Executive Officers as a
group (4 persons) (14)                       7,644,207                     86.8%                  8,194,074                 89.5%

All directors and executive
officers as a group (12
persons) (15)                                7,765,819                     88.3%                  8,315,094                 90.7%

* less than one percent

(1) Energy Spectrum includes Energy Spectrum Partners LP, a Delaware limited partnership, the principal business of which is investments, Energy Spectrum Capital LP ("Energy Spectrum Capital"), a Delaware limited partnership, the principal business of which is serving as the general partner of Energy Spectrum Partners LP, Energy Spectrum LLC ("Energy Spectrum LLC") a Texas limited liability company, the principal business of which is serving as the general partner of Energy Spectrum Capital, and Sydney L. Tassin, James W. Spann, James
P. Benson, Leland B. White and Thomas O. Whitener, Jr., executives and principals of the foregoing persons. The principal business address of each of the foregoing persons is 5956 Sherry Lane, Suite 900, Dallas, Texas 75225. Messrs. Tassin, Spann, Benson, White and Whitener are the members and managers of Energy Spectrum LLC, and Messrs. Tassin (President), Whitener (Chief Operating Officer) and Spann (Chief Investment Officer) are executive officers of Energy Spectrum LLC. Messrs. Whitener and Spann are principals of Energy Spectrum Partners LP's affiliates and the other persons listed above are also

                                        3


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deemed to beneficially own the securities held of record by Energy Spectrum
Partners LP. Energy Spectrum Partners LP is the record owner of 3,036,062 shares of our common stock, warrants to purchase 262,500 shares of common stock, and an option to purchase 6,000 shares of common stock. Energy Spectrum is also deemed to own 5,492,849 shares of common stock that are owned by (or that may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Under the rules of the Securities and Exchange Commission, all parties to the Stockholders Agreement are deemed to be a group and each party is deemed to beneficially own all common stock beneficially owned by each member of the group.

(2) Mr. Hidayatallah is the record owner of 875,000 shares of our common stock and options to purchase 400,000 shares of common stock, of which options to purchase 133,333 shares are exercisable within 60 days following the date of this report. In addition, Mr. Hidayatallah is deemed to beneficially own 7,789,078 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Hidayatallah's address is 7660 Woodway, Suite 200, Houston, Texas 77064.

(3) Colebrooke Investments, Inc. is a limited company organized under the laws of Guernsey, whose address is LaPlaiderie House, St. Peter Port, Guernsey GY13DQ. No natural person controls Colebrooke, and none of our officers or directors has a financial interest in Colebrooke. The owner of all of Colebrooke's shares is Jupiter Trust, a Guernsey trust. The corporate trustee of Jupiter Trust is the Ansbacher Trust Company ("Ansbacher"), a Guernsey trust in which action is taken upon majority vote of such trust's three directors, Messrs. Robert Bannister and Phillip Retz and Ms. Rachel Whatley. Such directors have absolute discretion to take action and make investment decisions on behalf of Ansbacher and can be deemed to control Ansbacher, which has sole voting and dispository power over the shares of Colebrooke. There are no individual directors of Colebrooke; the corporate director for Colebrooke is Plaiderie Corporate Directors One Limited, a Guernsey Company ("Plaiderie"). Plaiderie is wholly-owned by Ansbacher Guernsey Limited ("Ansbacher Limited"), a controlled registered bank in Guernsey. The ultimate parent of Ansbacher Limited is First Rand Limited ("First Rand"), a publicly-owned company listed on the Johannesburg Stock Exchange. First Rand can be deemed to control Plaiderie.

(4) Includes (a) 276,529 shares of common stock owned directly by Mr. Nederlander or by RER Corp., which is wholly owned by Mr. Nederlander, (b) currently exercisable options and warrants to purchase 268,066 shares of common stock owned directly by Mr. Nederlander or RER Corp., and (c) 8,251,816 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Nederlander's address is 1450 Broadway, Suite 2001, New York, NY 10018.

(5) Includes (a) 226,928 shares of common stock owned directly by Mr. Toboroff,
(b) currently exercisable options and warrants to purchase 369,067 shares of common stock owned directly by Mr. Toboroff, and (c) 8,201,416 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Toboroff's address is 1450 Broadway, Suite 2001, New York, NY 10018.

(6) Includes (a) 202,000 shares of common stock owned by Mr. Sheikh, (b) currently exercisable options to purchase 2,000 shares of common stock held by Mr. Sheikh, and (c) 8,593,411 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Sheikh's address is 1050 17th Street, N.W., Suite 450, Washington DC 20036.

(7) Includes 2,000 shares of common stock and currently exercisable options to purchase 2,000 shares of common stock owned by Mr. Groshoff and 117,020 shares of common stock as to which Mr. Groshoff has the authority to vote and to direct the disposition on behalf of the Pension Benefit Guaranty Corporation. Mr. Groshoff's address is 8044 Montgomery Rd., Suite 480, Cincinnati OH 45236.

(8) Includes (a) 265,591 shares of common stock owned of record by Mr. Mortensen, (b) 1,300,000 shares of common stock which Mr. Mortensen has the right to obtain upon the exercise by Mr. Mortensen of his by right to convert his interest in Jens' into shares of our common stock pursuant to an Agreement entered into in connection with the acquisition of Jens', and (c) 5,492,849 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Mortensen's address is 7660 Woodway, Suite 200, Houston, Texas 77064.

(9) Includes (a) 77,461 shares of common stock owned of record by Mr. Engel, (b) 99,950 shares of common stock issuable upon the exercise of warrants held by Mr. Engel, and (c) 7,423,463 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Engel's address is 1075 Park Avenue, New York, New York, 10128.

(10) Includes (a) 92,953 shares of common stock owned of record by Mr. Engel,
(b) 119,940 shares of common stock issuable upon the exercise of warrants held by Mr. Engel, and (c) 7,389,981 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. Mr. Engel's address is 570 Park Avenue, New York, New York, 10021.

(11) Includes (a) 36,251 shares of common stock owned of record by the Plan, (b) 46,776 shares of common stock issuable upon the exercise of warrants held by the Plan and (c) 7,517,847 shares of common stock that are owned by (or may be obtained within 60 days upon the exercise of options and warrants held by) the other parties to the Stockholders Agreement described below. The Plan's address is 570 Park Avenue, New York, New York, 10021.

(12) Includes 33,333 shares of common stock which may be obtained upon exercise of an option granted under the Company's 2003 Stock Incentive Plan.

(13) Includes 10,000 shares of common stock which may be obtained upon exercise of an option granted under the Company's 2003 Stock Incentive Plan.

(14) Includes the shares beneficially owned by Messrs. Hidayatallah, Mortensen, Wilde and Seward.

(15) Includes the shares described in Notes (1) - (2), Notes (4) - (8) and Notes
(12) - (13).

On April 2, 2004, an investor group consisting of Donald Engel, Chris Engel, the Engel Investors Defined Benefit Plan, director Leonard Toboroff and RER Corp., a Michigan corporation wholly owned by director Robert Nederlander (the "Investor Group"), Energy Spectrum, and directors Jens H. Mortensen, Jr., Saeed M. Sheikh and Munawar H. Hidayatallah entered into a stockholders agreement (the "Stockholders Agreement") pursuant to which the parties agreed to vote for the election to the board of directors of the Company three persons nominated by Energy Spectrum, two persons nominated by the Investor Group and one person nominated by Messrs. Hidayatallah, Mortensen and Sheikh. The parties to the Stockholders Agreement collectively own approximately 81% of the outstanding common stock, and thus have the power to elect six of our nine directors. No directors have yet been elected pursuant to this Agreement; however, prior to April 2, 2004, Energy Spectrum owned all of the outstanding Series A 10% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") of the Company and in such capacity was entitled to designate three directors to the Company's Board. Messrs. Whitener and Spann and Ms. Woods were appointed to our Board as designees of Energy Spectrum.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties. Future events may differ materially from the results discussed in such forward-looking statements. Factors that might cause such differences are identified in our Securities and Exchange Commission filings.

                                  OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

                                        5